                            MID-CAP GROWTH PORTFOLIO
                                NEUBERGER BERMAN
                           ADVISERS MANAGEMENT TRUST
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2000

                                                                     A0081 08/00

PORTFOLIO MANAGERS' COMMENTARY
Neuberger Berman Advisers Management Trust                         June 30, 2000
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio
   JENNIFER SILVER & BROOKE COBB, PORTFOLIO CO-MANAGERS
   The Neuberger Berman AMT Mid-Cap Growth Portfolio delivered a 12.79% return, but modestly underperformed its S&P MidCap 400/BARRA Growth Index benchmark (14.95% return) in the first half of 2000(1). On average, our technology investments rewarded us, as did our health care, energy, and utilities stock holdings (51.6%, 15.0%, 3.9%, and 3.6% of total equity market value, respectively, as of June 30, 2000). Our consumer oriented investments restrained performance, with a few of our selections reporting disappointing earnings, and others meeting or beating earnings forecasts but still declining in share price.
   The market for technology stocks in the first half of 2000 resembled the tale of Dr. Jekyll and Mr. Hyde. The good Dr. Jekyll held sway in January and February as tech stocks continued a strong advance that began last October. Then the evil Mr. Hyde took over in early March and terrorized tech investors until late May. Suddenly, Dr. Jekyll reappeared and tech stocks rebounded strongly in June. Through it all, we remained focused on what we term "new technology" stocks: primarily companies providing materials and tools for building the high-speed communications networks and the Internet infrastructure.
   Despite their earnings strength, these "new technology" stocks were caught up in the indiscriminate tech sell-off. But because of their earnings, they led the rebound. We steered clear of the profitless "dot-coms" and avoided "old technology" sectors like personal computers and commodity semiconductors, which we believed were vulnerable to earnings disappointments. In general, this strategy worked in our favor, as evidenced by good six-month gains for our tech holdings compared to the technology oriented Nasdaq Composite's -2.54% loss in the first half.
   We employed a similar strategy in the health care sector, focusing on biotechnology and genomic companies generating strong earnings from new products and services. This group was also volatile, but ultimately those companies that lived up to earnings expectations performed relatively well.
   Our consumer cyclicals and consumer staples investments (4.9% and 8.7% of total equity market value, respectively) did not fare as well. We owned several stocks that missed their numbers and true to our discipline, we eliminated them from the portfolio. The majority of our consumer sector holdings met or surpassed earnings expectations yet still declined due to investors' concern that higher interest rates would eventually restrain profitability. We have sharpened our analyst pencils on our consumer holdings and feel confident they can deliver attractive earnings gains that may surprise on the upside. We put these stocks in our "performance in the warehouse" category -- good earnings that have not yet translated into good returns.
   We see indications that the economy is slowing and that interest rates may stabilize. While the Federal Reserve remains on watch, it did not raise short-term rates at its last meeting. While the broad economy may slow somewhat, we expect technology spending to remain robust. The so-called Y2K transition, which soaked up a lot of companies' technology budgets in 1998-99, is now history. We believe much of future spending will go to building high-speed communications networks and further developing Internet capabilities. We believe the Portfolio is positioned to take advantage of this spending, increasing our confidence in the earnings growth prospects of our technology holdings.
   In closing, we believe technology will continue to be the pre-eminent growth industry in the world and are committed to participating by devoting Portfolio assets to tech companies that can deliver on their earnings potential.

The rest of the Portfolio also meets our fundamental criteria. Company earnings of the stocks held in the Portfolio are projected to grow by 33% annually over the next five years. If a high percentage of our holdings continue to meet or beat consensus earnings projections, returns should continue to be quite rewarding.

Sincerely,

/s/ Jennifer Silver                /s/ Brooke Cobb
-------------------                ---------------
Jennifer Silver                    Brooke Cobb
PORTFOLIO CO-MANAGER               PORTFOLIO CO-MANAGER

(1)65.11% and 47.92% were the total returns for the 1-year and since inception (11/3/97) for the periods ended June 30, 2000. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gains distributions. Performance data quoted represents past performance and the investment return principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts.

   The S&P MidCap 400/BARRA Growth Index is a benchmark for mid-cap growth stock performance. It is constructed of companies in the S&P MidCap 400 Index, which is a market value weighted index for mid-cap stock price movement, with higher price-to-book ratios than the companies in its value index counterpart. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest in any index. Data about the performance of this index are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

   The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

   The composition, industries and holdings of the Portfolio are subject to change.

   Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the AMT Portfolios may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

SCHEDULE OF INVESTMENTS
Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
                       COMMON STOCKS (94.0%)
BUSINESS SERVICES (4.9%)
         311,500       Concord EFS                      $  8,099,000
         146,900       CSG Systems International           8,235,581
         136,800       Fiserv, Inc.                        5,916,600
          44,100       Tektronix, Inc.                     3,263,400
                                                        ------------
                                                          25,514,581
                                                        ------------
CAPITAL GOODS (1.8%)
          75,300       Waters Corp.                        9,398,381
                                                        ------------
COMMUNICATIONS (7.1%)
          93,000       American Tower                      3,876,937
          87,600       Comverse Technology                 8,146,800
          18,400       E-Tek Dynamics                      4,854,150
          76,200       Efficient Networks                  5,605,462
         115,700       McLeodUSA Inc.                      2,393,544
          25,400       Next Level Communications           2,178,050
          60,700       NTL Inc.                            3,634,413
          38,500       Redback Networks                    6,853,000
                                                        ------------
                                                          37,542,356
                                                        ------------
CONSUMER CYCLICALS (8.2%)
         166,500       Emmis Communications                6,888,937
          56,900       Entercom Communications             2,773,875
         108,700       Gemstar International Group         6,679,955
         143,400       Harley-Davidson                     5,520,900
         106,500       Univision Communications           11,022,750
         147,700       USA Networks                        3,194,013
         211,100       Westwood One                        7,203,787
                                                        ------------
                                                          43,284,217
                                                        ------------
CONSUMER STAPLES (0.8%)
          90,000       Estee Lauder                        4,449,375
                                                        ------------
ELECTRICAL EQUIPMENT (14.0%)
          45,100       Altera Corp.                        4,597,381
          75,100       Applied Micro Circuits              7,416,125

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
         238,800       Atmel Corp.                      $  8,805,750
         158,200       Conexant Systems                    7,692,475
          50,400       GlobeSpan, Inc.                     6,152,737
          87,200       Integrated Device Technology        5,221,100
          98,200       Intersil Holding                    5,308,937
         113,400       Jabil Circuit                       5,627,475
         115,300       KLA-Tencor                          6,752,256
          69,000       Millipore Corp.                     5,200,875
          62,000       National Semiconductor              3,518,500
          15,800       Rambus Inc.                         1,627,400
          25,800       Vishay Intertechnology                978,788
          63,000       Vitesse Semiconductor               4,634,438
                                                        ------------
                                                          73,534,237
                                                        ------------
ENERGY (7.0%)
         168,600       Calpine Corporation                11,085,450
          69,500       Coastal Corp.                       4,230,813
          89,000       Cooper Cameron                      5,874,000
          33,900       Dynegy Inc.                         2,315,794
         250,300       Rowan Companies                     7,602,862
         159,000       Union Pacific Resources Group       3,498,000
          55,500       Weatherford International           2,209,594
                                                        ------------
                                                          36,816,513
                                                        ------------
FINANCE (0.4%)
          46,600       eSPEED, Inc.                        2,024,188
                                                        ------------
FINANCIAL SERVICES (2.0%)
          93,200       Capital One Financial               4,159,050
          35,900       Lehman Brothers Holdings            3,394,794
          34,800       Providian Financial                 3,132,000
                                                        ------------
                                                          10,685,844
                                                        ------------
HARDWARE (5.1%)
          98,700       Flextronics International           6,779,456
          52,900       Network Appliance                   4,258,450

Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

          Mid-Cap Growth Portfolio

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
          77,000       QLogic Corp.                     $  5,086,813
         123,200       Sanmina Corp.                      10,533,600
                                                        ------------
                                                          26,658,319
                                                        ------------
HEALTH CARE (14.1%)
          10,600       Abgenix, Inc.                       1,270,509
          24,900       ALZA Corp.                          1,472,213
          79,500       Forest Laboratories                 8,029,500
         340,200       Health Management Associates        4,443,862
          26,500       Human Genome Sciences               3,534,438
          36,800       IDEC Pharmaceuticals                4,317,100
          61,050       King Pharmaceuticals                2,678,569
         194,400       MedImmune, Inc.                    14,385,600
          82,600       Millennium Pharmaceuticals          9,240,875
          57,900       MiniMed Inc.                        6,832,200
          87,000       PE Corp.-PE Biosystems Group        5,731,125
          56,800       QLT PhotoTherapeutics               4,391,350
          65,400       Sepracor Inc.                       7,888,875
                                                        ------------
                                                          74,216,216
                                                        ------------
INTERNET (11.2%)
          58,800       Art Technology Group                5,935,125
          60,800       BroadVision, Inc.                   3,089,400
          39,100       Clarent Corp.                       2,795,650
          53,900       Digex, Inc.                         3,661,831
         183,700       Intuit Inc.                         7,600,588
          72,100       Phone.com                           4,695,513
         212,500       Portal Software                    13,573,437
          45,200       PurchasePro.com                     1,853,200
         110,300       Safeguard Scientifics               3,536,494
          35,500       VeriSign, Inc.                      6,265,750
         111,300       Vignette Corp.                      5,789,339
                                                        ------------
                                                          58,796,327
                                                        ------------

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
MEDIA & ENTERTAINMENT (0.2%)
          27,900       TV Guide                         $    955,575
                                                        ------------
RETAIL (4.8%)
          74,000       Best Buy                            4,680,500
          84,000       Dollar Tree Stores                  3,323,250
          40,000       Fastenal Co.                        2,025,000
         183,200       Limited, Inc.                       3,961,700
          20,500       Quaker Oats                         1,540,063
         126,700       Starbucks Corp.                     4,838,356
          71,100       Tiffany & Co.                       4,799,250
                                                        ------------
                                                          25,168,119
                                                        ------------
SOFTWARE (7.6%)
          35,700       Adobe Systems                       4,641,000
         157,200       Bea Systems                         7,771,575
          35,600       Micromuse Inc.                      5,891,244
         208,000       Peregrine Systems                   7,215,000
         121,600       Rational Software                  11,301,200
          57,800       RealNetworks, Inc.                  2,922,512
                                                        ------------
                                                          39,742,531
                                                        ------------
TELECOMMUNICATIONS (4.8%)
          90,300       Amdocs Limited                      6,930,525
         129,200       Intermedia Communications           3,843,700
         139,300       Metromedia Fiber Network            5,528,469
          33,700       VoiceStream Wireless                3,919,204
         154,850       WinStar Communications              5,245,544
                                                        ------------
                                                          25,467,442
                                                        ------------
                       TOTAL COMMON STOCKS
                       (COST $435,636,331)               494,254,221
                                                        ------------

Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

          Mid-Cap Growth Portfolio

      Principal                                            Market
       Amount                                             Value(1)
---------------------                                   ------------
                       CORPORATE COMMERCIAL PAPER
                       (3.4%)
     $ 5,000,000       Ford Motor Credit Co., 6.72%,
                       due 7/3/00                       $  4,998,133
       5,000,000       Goldman Sachs Group, 6.65%,
                       due 7/6/00                          4,995,382
       8,000,000       General Motors Acceptance
                       Corp., 6.70%, due 7/10/00           7,986,600
                                                        ------------
                       TOTAL CORPORATE COMMERCIAL
                       PAPER (COST $17,980,115)           17,980,115(2)
                                                        ------------
                       REPURCHASE AGREEMENT (2.1%)
      11,127,000       State Street Bank and Trust
                       Co. Repurchase Agreement,
                       6.65%, due 7/3/00, dated
                       06/30/00, Maturity Value
                       $11,133,166, Collateralized by
                       $11,355,000 Fannie Mae,
                       Medium-Term Notes, 6.40%,
                       due 9/27/01 (Collateral Value
                       $11,462,519) (COST
                       $11,127,000)                       11,127,000(2)
                                                        ------------
                       SHORT-TERM INVESTMENTS (6.0%)
     $31,403,970       N&B Securities Lending Quality
                       Fund, LLC
                       (COST $31,403,970)               $ 31,403,970(2)
                                                        ------------
                       TOTAL INVESTMENTS (105.5%)
                       (COST $496,147,416)               554,765,306(3)
                       Liabilities, less cash,
                       receivables and other assets
                       [(5.5%)]                          (28,744,767)
                                                        ------------
                       TOTAL NET ASSETS (100.0%)        $526,020,539
                                                        ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio
1) Investment securities of the Fund are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Fund values all other securities by a method the trustees of the Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) At cost, which approximates market value.
3) At June 30, 2000, the cost of investments for U.S. Federal income tax purposes was $496,276,552. Gross unrealized appreciation of investments was $79,037,266 and gross unrealized depreciation of investments was $20,548,512, resulting in net unrealized appreciation of $58,488,754, based on cost for U.S. Federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio

                                                      June 30,
                                                        2000
                                                     (UNAUDITED)
                                                    -------------
ASSETS
      Investments in securities, at market value
       (Cost $496,147,416) (Note A) -- see
       Schedule of Investments                      $554,765,306
      Cash                                                   125
      Receivable for securities sold                   2,506,327
      Receivable for Fund shares sold                  1,002,869
      Dividends and interest receivable                  850,284
      Deferred organization costs (Note A)                12,810
      Prepaid expenses and other assets                      811
                                                    -------------
                                                     559,138,532
                                                    -------------
LIABILITIES
      Payable for collateral on securities loaned
       (Note A)                                       31,403,970
      Accrued expenses and other payables                870,246
      Payable for securities purchased                   497,876
      Payable to investment manager (Note B)             214,586
      Payable to administrator -- net (Note B)           127,651
      Payable for Fund shares redeemed                     3,664
                                                    -------------
                                                      33,117,993
                                                    -------------
NET ASSETS at value                                 $526,020,539
                                                    -------------

NET ASSETS consist of:
      Par value                                     $     19,196
      Paid-in capital in excess of par value         455,888,189
      Accumulated undistributed net investment
       loss                                             (575,256)
      Accumulated net realized gains on
       investments                                    12,070,520
      Net unrealized appreciation in value of
       investment securities                          58,617,890
                                                    -------------
NET ASSETS at value                                 $526,020,539
                                                    -------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
       authorized)                                    19,195,569
                                                    -------------

NET ASSET VALUE, offering and redemption price per
  share                                                   $27.40
                                                    -------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio

                                                       For the
                                                     Six Months
                                                        Ended
                                                      June 30,
                                                        2000
                                                     (UNAUDITED)
                                                     -----------
INVESTMENT INCOME
    Income:
      Interest income                                $ 1,112,883
      Dividend income                                     92,320
                                                     -----------
        Total income                                   1,205,203
                                                     -----------
    Expenses:
      Investment management fee (Note B)                 980,684
      Administration fee (Note B)                        542,570
      Reimbursement of expenses previously assumed
       by administrator (Note B)                         119,803
      Custodian fees (Note B)                             75,091
      Trustees' fees and expenses                         16,183
      Legal fees                                          14,747
      Auditing fees                                       11,764
      Shareholder reports                                  8,989
      Amortization of deferred organization and
       initial offering expenses (Note A)                  2,726
      Miscellaneous                                        8,929
                                                     -----------
        Total expenses                                 1,781,486
      Expenses reduced by custodian fee expense
       offset arrangement (Note B)                        (1,027)
                                                     -----------
        Total net expenses                             1,780,459
                                                     -----------
        Net investment loss                             (575,256)
                                                     -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on investment securities
     sold                                             12,292,936
    Change in net unrealized appreciation of
     investment securities                             7,647,632
                                                     -----------
        Net gain on investments                       19,940,568
                                                     -----------
        Net increase in net assets resulting from
        operations                                   $19,365,312
                                                     -----------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio

                                           Six Months
                                             Ended          Year
                                            June 30,       Ended
                                              2000      December 31,
                                          (UNAUDITED)       1999
                                          --------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment loss                   $   (575,256) $   (244,566)
    Net realized gain on investments        12,292,936       139,075
    Change in net unrealized
     appreciation of investments             7,647,632    46,275,779
                                          --------------------------
    Net increase in net assets resulting
     from operations                        19,365,312    46,170,288
                                          --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net realized gain on investments          (115,026)     (937,896)
                                          --------------------------
FROM FUND SHARE TRANSACTIONS:
    Proceeds from shares sold              392,578,516   105,009,441
    Proceeds from reinvestment of
     distributions                             115,026       937,896
    Payments for shares redeemed           (45,777,044)  (22,350,308)
                                          --------------------------
    Net increase from Fund share
     transactions                          346,916,498    83,597,029
                                          --------------------------
NET INCREASE IN NET ASSETS                 366,166,784   128,829,421
NET ASSETS:
    Beginning of period                    159,853,755    31,024,334
                                          --------------------------
    End of period                         $526,020,539  $159,853,755
                                          --------------------------
    Accumulated undistributed net
     investment loss at end of period     $   (575,256) $         --
                                          --------------------------

NUMBER OF FUND SHARES:
    Sold                                    14,408,586     5,913,481
    Issued on reinvestment of
     distributions                               3,738        63,759
    Redeemed                                (1,795,618)   (1,310,621)
                                          --------------------------
    Net increase in shares outstanding      12,616,706     4,666,619
                                          --------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Mid-Cap Growth Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eight separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.
      Prior to May 1, 2000, the Fund was part of a master/feeder structure, investing all of its net investable assets in AMT Mid-Cap Growth Investments, a series of Advisers Managers Trust. Effective May 1, 2000, the Fund converted to a conventional fund structure. The Fund redeemed its investment in AMT Mid-Cap Growth Investments in return for delivery of the portfolio securities, at current net asset value, subject to the liabilities of AMT Mid-Cap Growth Investments.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.
3) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.
4) TAXES: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.
5) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.
      The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences

Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio
   in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
6) ORGANIZATION EXPENSES: Organization expenses incurred by the Fund are being amortized on a straight-line basis over a five-year period. At June 30, 2000, the unamortized balance of such expenses amounted to $12,810.
7) EXPENSE ALLOCATION: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.
8) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent investors from qualifying as a regulated investment company. The Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Fund receives a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions. At June 30, 2000, the value of the securities loaned and the value of the collateral were $30,788,216 and $31,403,970, respectively.
9) REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

NOTE B -- MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND
          OTHER TRANSACTIONS WITH AFFILIATES:
   Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.
   The Fund retains Neuberger Berman Management Inc. ("Management") as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.

Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio

   The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets.
   Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.
   Management has contractually undertaken through April 30, 2001 to reimburse the Fund for its operating expenses (including the fees payable to Management, but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2000, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2004 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. For the six months ended June 30, 2000, the Fund reimbursed Management $119,803 under this agreement. At June 30, 2000, the Fund has no remaining contingent liability to Management under the agreement.
   Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.
   The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $1,027.

NOTE C -- SECURITIES TRANSACTIONS:
   During the six months ended June 30, 2000, there were purchase and sale transactions (excluding short-term securities) of $484,848,175 and $163,757,426, respectively.
   During the six months ended June 30, 2000, brokerage commissions on securities transactions amounted to $183,062, of which Neuberger received $39,881, and other brokers received $143,181.

NOTE D -- LINE OF CREDIT:
   At June 30, 2000, the Fund was a holder of a single committed, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.75% per annum. A facility fee of 0.09% (0.07% prior to October 1, 1999) per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $100,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at June 30, 2000, nor had the Fund utilized this line of credit at any time prior to that date.

Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio

NOTE E -- UNAUDITED FINANCIAL INFORMATION:
   The financial information included in this interim report is taken from the records of the Fund without audit by independent auditors. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio(1)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.(2)

                                             Six Months Ended                                     Period from
                                                 June 30,                                    November 3, 1997(3) to
                                                   2000          Year Ended December 31,          December 31,
                                               (UNAUDITED)          1999          1998                1997
                                             ----------------------------------------------------------------------
Net Asset Value, Beginning of Period              $24.30           $16.22        $11.72              $10.00
                                             ----------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)                    (.04)            (.07)         (.03)                .01
    Net Gains or Losses on Securities
 (both realized and unrealized)                     3.15             8.55          4.61                1.71
                                             ----------------------------------------------------------------------
      Total From Investment Operations              3.11             8.48          4.58                1.72
                                             ----------------------------------------------------------------------
Less Distributions
    Dividends (from net investment
 income)                                              --               --          (.01)                 --
    Distributions (from net capital
 gains)                                             (.01)            (.40)         (.07)                 --
                                             ----------------------------------------------------------------------
      Total Distributions                           (.01)            (.40)         (.08)                 --
                                             ----------------------------------------------------------------------
Net Asset Value, End of Period                    $27.40           $24.30        $16.22              $11.72
                                             ----------------------------------------------------------------------
Total Return(4)                                   +12.79%(5)       +53.89%       +39.28%             +17.20%(5)
                                             ----------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
 millions)                                        $526.0           $159.9        $ 31.0              $  1.7
                                             ----------------------------------------------------------------------
    Ratio of Gross Expenses to Average
 Net Assets(6)                                       .99%(7)         1.00%         1.00%               1.05%(7)
                                             ----------------------------------------------------------------------
    Ratio of Net Expenses to Average Net
 Assets(8)                                           .98%(7)         1.00%         1.00%               1.00%(7)
                                             ----------------------------------------------------------------------
    Ratio of Net Investment Income
 (Loss) to Average Net Assets                       (.32)%(7)        (.40)%        (.20)%               .83%(7)
                                             ----------------------------------------------------------------------
    Portfolio Turnover Rate                           49%             100%          106%                 20%
                                             ----------------------------------------------------------------------

 SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio
1) The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Mid-Cap Growth Investment's income and expenses under the prior master/feeder fund structure.
2) The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.
3) The date investment operations commenced.
4) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.
5) Not annualized.
6) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
7) Annualized.
8) After reimbursement of expenses by Management as described in Note B of Notes to Financial Statements. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                                                        Period from
                                                                  Year Ended        November 3, 1997 to
                                                                 December 31,           December 31,
                                                                1999       1998             1997
--------------------------------------------------------------------------------------------------------
Net Expenses                                                    1.08%      1.43%           17.73%

   Had the Fund not reimbursed Management, the annualized ratio of net expenses to average net assets would have been:

                                                               Six Months
                                                                 Ended
                                                                June 30,
                                                                  2000
--------------------------------------------------------------------------
Net Expenses                                                       .92%